BRIDGE BUILDER TRUST

Bridge Builder Small/Mid Cap Value Fund (the “Fund”)

Supplement dated May 4, 2020

to the Summary Prospectus dated December 12, 2019, as supplemented

This supplement provides new and additional information beyond that contained in the

Summary Prospectus and should be read in conjunction with the Summary Prospectus.

Effective May 4, 2020, Suzanne Henige will be added as a member of the portfolio management team of the portion of the assets of each of the Bridge Builder Large Cap Growth Fund, Bridge Builder Large Cap Value Fund, Bridge Builder Small/Mid Cap Growth Fund, Bridge Builder Small/Mid Cap Value Fund, and Bridge Builder International Equity Fund allocated to BlackRock Investment Management LLC, and Greg Savage will no longer serve as a member of the portfolio management team.

Accordingly, effective May 4, 2020, the table entitled “BlackRock” under the section of the Summary Prospectus entitled “Sub-advisers and Portfolio Managers” is replaced with the following:

Portfolio Managers	Position with BlackRock	Length of Service to the Fund

Alan Mason	Managing Director, Portfolio Manager	Since Inception

Rachel M. Aguirre	Managing Director, Senior Portfolio Manager	Since April 2016

Amy Whitelaw	Managing Director, Portfolio Manager	Since October 2019

Jennifer Hsui	Managing Director, Senior Portfolio Manager	Since October 2019

Suzanne Henige	Director, Portfolio Manager	Since May 2020

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE